POWER OF ATTORNEY

      The undersigned hereby constitute and appoint Marie E. Connolly, Richard W. Ingram, Christopher J. Kelley, Kathleen K. Morrisey, Michael S. Petrucelli, and Elba Vasquez and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her, and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of each Fund enumerated on Exhibit A hereto (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ David W. Burke            February 4, 1998
David W. Burke


/s/ Joseph S. DiMartino       February 4, 1998
Joseph S. DiMartino


/s/ Diane Dunst               February 4, 1998
Diane Dunst


/s/ Rosalind Jacobs           February 4, 1998
Rosalind Jacobs


/s/ Jay I. Meltzer            February 4, 1998
Jay I. Meltzer


/s/ Daniel Rose               February 4, 1998
Daniel Rose


/s/ Warren B. Rudman          February 4, 1998
Warren B. Rudman


/s/ Sander Vanocur            February 4, 1998
Sander Vanocur


                                   EXHIBIT A

Dreyfus BASIC Money Market Fund, Inc.
Dreyfus BASIC U.S. Government Money Market Fund
Dreyfus Strategic Governments Income, Inc.
Dreyfus Income Funds
Dreyfus Premier Value Fund
Dreyfus California Intermediate Municipal Bond Fund
Dreyfus Massachusetts Intermediate Municipal Bond Fund
Dreyfus Connecticut Intermediate Municipal Bond Fund
Dreyfus New Jersey Intermediate Municipal Bond Fund
Dreyfus Pennsylvania Intermediate Municipal Bond Fund


                              POWER OF ATTORNEY


      The undersigned hereby constitute and appoint Richard W. Ingram, Christopher J. Kelley, Kathleen K. Morrisey, Michael S. Petrucelli, and Elba Vasquez, and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her, and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement as to each Fund enumerated on Exhibit A attached hereto (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Marie E. Connolly              February 4, 1998
Marie E. Connolly


                                   EXHIBIT A

Dreyfus BASIC Money Market Fund, Inc.
Dreyfus BASIC U.S. Government Money Market Fund
Dreyfus Strategic Governments Income, Inc.
Dreyfus Income Funds
Dreyfus Premier Value Fund
Dreyfus California Intermediate Municipal Bond Fund
Dreyfus Massachusetts Intermediate Municipal Bond Fund
Dreyfus Connecticut Intermediate Municipal Bond Fund
Dreyfus New Jersey Intermediate Municipal Bond Fund
Dreyfus Pennsylvania Intermediate Municipal Bond Fund